Acquisition	12 Months Ended
Dec. 31, 2025
Acquisition [Abstract]
ACQUISITION

4. ACQUISITION

Acquisition of Star Home

On April 1, 2025, Scenovo SG entered into a share acquisition agreement with a third party to purchase 70% equity in Star Home for a consideration of nil. The transaction was completed on April 1, 2025. Star Home is a Dubai-based multi-channel network (MCN) company. The historical operating results of Star Home were not significant to the Company. The Company believes the Star Home acquisition will help to explore overseas market. The Star Home acquisition was accounted for as business combination in accordance with ASC 805. Acquisition-related costs incurred for the acquisitions are not material. The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Company.

	RMB	US$
Total consideration	-	-

Assets acquired and liabilities assumed:
Cash acquired	28	4
Prepaid expenses and other current assets	662	95
Current liabilities	(1,268)	(181)
Total net assets acquired	(578)	(82)
30% Equity Value with non-controlling interests	-	-
Goodwill	578	82

Acquisition of SH Entertainment

On August 26, 2025, Scenovo SG entered into a share acquisition agreement with a third party to purchase 70% equity in SH Entertainment for a consideration of RMB7,930 (US$1,134) (including a cash consideration of RMB 1,224 and a settlement of RMB 6,706 due from SH Entertainment). The transaction was completed on October 1, 2025. SH Entertainment is a South Korea -based multi-channel network (MCN) company. The historical operating results of SH Entertainment were not significant to the Company. The Company believes the SH Entertainment acquisition will help to explore oversea market. The SH Entertainment acquisition was accounted for as business combination in accordance with ASC 805. Acquisition-related costs incurred for the acquisitions are not material. The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Company.

	RMB	US$
Total consideration	7,930	1,134

Assets acquired and liabilities assumed:
Cash acquired	1,759	252
Prepaid expenses and other current assets	679	97
Property and equipment, net	662	95
Long term deposits and other assets	960	137
Current liabilities	(251)	(36)
Total net assets acquired	3,809	545
30% Equity Value with non-controlling interests	869	124
Goodwill	3,252	465

Pro forma financial information is not presented for this business acquisition as it is immaterial to the reported results.

The goodwill was mainly attributable to intangible assets that cannot be recognized separately as identifiable assets and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth because of the synergy resulting from the acquisition. None of the goodwill recognized is expected to be deductible for income tax purposes.